UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2021

STRONGBRIDGE BIOPHARMA plc

(Exact name of registrant as specified in its charter)

Ireland	001-37569	98-1275166
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

900 Northbrook Drive, Suite 200 Trevose, PA	19053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 254-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.01 per share	SBBP	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events

On May 13, 2021, Strongbridge Biopharma plc (the “Company”) issued a press release announcing that the U.S. Food & Drug Administration has accepted for review the Company’s New Drug Application for RECORLEV® (levoketoconazole) for the treatment of Endogenous Cushing’s Syndrome. A copy of the press release announcing these developments is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Table

99.1	Press Release issued by Strongbridge Biopharma plc, dated May 13, 2021.
104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRONGBRIDGE BIOPHARMA PLC

	By:	/s/ Richard S. Kollender
	Name:	Richard S. Kollender
	Title:	President and Chief Financial Officer

Date: May 13, 2021